SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 26, 1995


                        PENNZOIL COMPANY
     (Exact name of registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)


        1-5591                               74-1597290
(Commission File Number)           (IRS Employer Identification No.)


Pennzoil Place, P.O. Box 2967, Houston, Texas            77252-2967
  (Address of principal executive offices)               (Zip Code)




(Registrant's telephone number, including area code):  (713) 546-4000

Item 5.   Other Events.

        The press releases of Pennzoil Company dated October 26,
1995 are being filed as exhibits to this report.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

Description                                          Page

1. Press Release issued by Pennzoil Company dated October 26, 1995

2. Press Release issued by Pennzoil Company dated October 26, 1995

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENNZOIL COMPANY


Date:   October 30, 1995           By:  \s\  MARK A. MALINSKI
                                             Mark A. Malinski
                                             Group Vice President
                                             - Accounting